                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 15, 2000




                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
          Manufactured Housing Contract Senior/Subordinate Pass-Through
                           Certificates, Series 2000-4
             (Exact name of registrant as specified in its charter)


                                  333-92315 and
            Delaware               333-92315-01             41-1859796
 ----------------------------------------------------------------------------
   (State or other jurisdiction     (Commission           (IRS employer
         of incorporation)          file number)        identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                          ----------------


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         -------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not applicable.

Item 5.  Other Events.
         ------------

         Not applicable.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)    Financial statements of businesses acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.
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                Exhibit No.         Description
                -----------         -----------

                   99.1 Information regarding approximately 51,126,862.86 of Subsequest Contracts to be transferred to the trust in connection with the $1,250,000,000 (Approximate)
                                    Certificates for Manufactured Housing
                                    Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 2000-4-A on August 11,
                                    2000, issued by Conseco Finance
                                    Securitization Corp., as Seller.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO FINANCE SECURITIZATIONS
                                        CORP.



                                        By: /s/ Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS




Exhibit Number                                                             Page
--------------                                                             ----

99.1 Information regarding approximately $51,126,862.86 of Subsequest Contracts to be transferred to the trust in connection with the $1,250,000,000 (Approximate) Certificates for Manufactured Housing Contract Senior/Subordinate
            Pass-Through Certificates, Series 2000-4-A on August 11, 2000, issued by Conseco Finance Securitization Corp., as Seller.